UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 6, 2006

Republic Property Trust
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-32699	20-3241867
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1280 Maryland Avenue, SW, Suite 280, Washington, District of Columbia		20024
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	202-863-0300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously disclosed in the Quarterly Report on Form 10-Q filed on August 10, 2006, Republic Property Limited Partnership ("RPLP"), Republic Property Trust’s (the "Trust") operating partnership, entered into a Purchase and Sale Agreement (the "Purchase Agreement") with Dulles Park Tech Center LLC (the "Seller") to acquire the fee interest in Dulles Park Technology Center ("Dulles Park"). On September 6, 2006, the Trust, through Republic Park LLC, a wholly owned subsidiary of RPLP (the "Subsidiary"), completed the acquisition of Dulles Park for approximately $48.3 million in cash, exclusive of acquisition-related transaction costs. The Seller is not affiliated with the Trust, RPLP, the Subsidiary or any of the Trust’s other subsidiaries. The Purchase and Sale Agreement was previously filed with the Securities and Exchange Commission on August 10, 2006 as Exhibit 10.3 to the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2006.

Dulles Park is a five-story Class A office building totaling approximately 181,000 rentable square feet on a site of 7.6 acres. The property is located in Herndon, Virginia and is adjacent to Campus at Dulles Technology Center, a seven building office park currently owned by the Trust.

The Subsidiary funded the entire acquisition purchase price through RPLP’s $150 million revolving credit facility with KeyBank N.A., a copy of which was previously filed with the Securities and Exchange Commission on May 12, 2006 as Exhibit 10.5 to Form 10-Q for the quarterly period ended March 31, 2006. As of September 12, 2006, RPLP had approximately $12.5 million of capacity remaining under the line.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

With respect to the proceeds from RPLP's revolving credit facility with KeyBank N.A. used by the Subsidiary to purchase Dulles Park, the information disclosed above under "Item 2.01 Completion of Acquisition or Disposition of Assets" is incorporated by reference into this item.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The Trust will file the required financial statements as soon as practicable, but in any case, not later than seventy-one calendar days after the date this Current Report on Form 8-K must be filed with the Securities and Exchange Commission.

(b) Pro Forma Financial Information

The Trust will file the required financial statements as soon as practicable, but in any case, not later than seventy-one calendar days after the date this Current Report on Form 8-K must be filed with the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Republic Property Trust

September 12, 2006	By:	/s/ Gary R. Siegel

Name: Gary R. Siegel
Title: Chief Operating Officer